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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      OCTOBER 2, 2003 (SEPTEMBER 30, 2003)


                            STERLING BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


          TEXAS                                                74-2175590
State of Incorporation or             0-20750               I.R.S. Employer
       Organization            Commission File Number      Identification No.



   2550 NORTH LOOP WEST, SUITE 600
           HOUSTON, TEXAS                                        77092
Address of Principal Executive Offices                         (Zip Code)


                                 (713) 466-8300
                         Registrant's telephone number,
                               including area code




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On September 30, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") announced that it had completed the sale of its indirect subsidiary, Sterling Capital Mortgage Company, to RBC Mortgage Company, an indirect subsidiary of the Royal Bank of Canada. A copy of Sterling Bancshares' press release announcing the completion of the sale is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  None.

(b)  None

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     Exhibit 99.1  Press release dated September 30, 2003


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STERLING BANCSHARES, INC.



Dated:  October 2, 2003                      By: /s/  Stephen C. Raffaele
                                                --------------------------------
                                                 Stephen C. Raffaele
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX


     Exhibit 99.1  Press release dated September 30, 2003